EXHIBIT 99.2 Letter from Pascale Razzino Alexanderson & Co., PLLC

[Pascale Razzino Alexanderson & Co., PLLC Letterhead]


October  31, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

We have read Item 4 of the Form 8-K Current Report of Momentum Holdings Corporation dated October 23, 2002, and agree with the statements contained therein so far as they relate to our firm.


Very truly yours,

/s/  Pascale Razzino Alexanderson & Co., PLLC